SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Latin America Equity Fund

Effective January 2, 2013, the following information will replace the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s prospectus.

Luiz Ribeiro, CFA, Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Thomas U. Petschnigg, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Danilo Pereira, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Effective January 2, 2013, the following information will replace the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

Luiz Ribeiro, CFA, Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

■	Senior Equities Portfolio Manager: São Paulo.

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Joined Deutsche Asset Management in 2012 with 18 years of industry experience. Prior to joining Deutsche Asset Management, Luiz served as a Senior Portfolio Manager at HSBC Bank. Previously, he worked as an Investment Officer at IFC - World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his career as a Trader at Dibran DTVM Ltda.

■	BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC); CFA Charterholder.

Thomas U. Petschnigg, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

■	Latin America Portfolio Manager: Frankfurt.

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Joined Deutsche Asset Management in 2006 with 6 years of industry experience at Goldman Sachs Asset Management (GSAM), where he was responsible for GSAM’s consultant business in Germany. During this time he also contributed as an author to various professional journals and textbooks. Prior to his current role, Thomas served as a Global Equity Portfolio Manager. He transferred to the Latin America Equities Team in April 2010.

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Master’s Degree in Business Administration (”Diplom-Kaufmann”) from the European Business School in Oestrich-Winkel with exchanges at the University of California Berkeley and the Ecole Supérieure de Commerce Dijon.

Danilo Pereira, Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

■	Portfolio Manager and Equities Analyst: São Paulo.

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Joined Deutsche Asset Management in 2012 with 12 years of industry experience. Prior to joining Deutsche Asset Management, Danilo was the Deputy Head of Latin American Equities at Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co–manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. Danilo began his career as a Latin American Analyst at ABN Amro Asset Management.

■	BA in Business from Fundacao Getulio Vargas.

December 28, 2012
PROSTKR-188

Effective January 2, 2013, the following will replace the last paragraph under “The Investment Advisor” subsection of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

Please Retain This Supplement for Future Reference

December 28, 2012 PROSTKR-188

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